SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 31, 2002



                           FLORIDAFIRST BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




         Florida                        0- 32139              59-3662010
----------------------------          --------------      ----------------------
(State or other jurisdiction          (SEC File No.)         (IRS Employer
of incorporation)                                         Identification Number)




205 East Orange Street, Lakeland, Florida                    33801
-----------------------------------------                  ----------
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code:  (863) 688-6811
                                                     --------------




                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.  Other Events
---------------------

         On October 31, 2002, the Registrant and BB&T Corporation jointly announced that the agreement entered into on October 2, 2002 has been terminated in response to comments received from the Office of Thrift Supervision. A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits
--------------------------------------------------------------

    Exhibit
     Number          Description
     ------          -----------
      10.1           Termination Agreement
      99             Press Release dated October 31, 2002. *


* Incorporated by reference to the Form 425 filed by the Registrant on October 31, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         FLORIDAFIRST BANCORP, INC.



Date:    November 1, 2002         By:    /s/Kerry P. Charlet
                                         ---------------------------------------
                                         Kerry P. Charlet, Senior Vice President
                                         and Chief Financial Officer